SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 13, 2002

                Vulcan Materials Company
(Exact name of registrant as specified in its charter)

New Jersey	I-4033	63-0366371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1200 Urban Center Drive, Birmingham, Alabama 35242 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (205) 298-3000

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS. The following exhibits are included herein:
	Exhibit 99(a)	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Donald M. James, Chairman and Chief Executive Officer.
	Exhibit 99(b)	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Mark E. Tomkins, Senior Vice President and Chief Financial Officer.

ITEM 9.	REGULATION FD DISCLOSURE.

On August 13, 2002, each of the Chairman and Chief Executive Officer, Donald M. James, and Senior Vice President and Chief Financial Officer, Mark E. Tomkins, of Vulcan Materials Company submitted to the Securities and Exchange Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certificates is attached hereto as Exhibit 99(a) and 99(b), respectively.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
VULCAN MATERIALS COMPANY
By: /s/William F. Denson, III
William F. Denson, III
Dated: August 13, 2002